Ticker (NASDAQ):	CLNT
Price (12/3/2014):	$3.99
Market Cap:	$15.4 mil
Revenues (TTM[1]):	$78.2 mil
Net Income (TTM):	$9.4 mil
Shares Outstanding: (11/13/2014):	3.86 mil
Diluted EPS (TTM):	$2.59
P/E (TTM):	1.54x
P/S (TTM):	0.20x
P/B (MRQ):	0.15x

[1]TTM - Trailing 12 months through 9/30/14

Cleantech Solutions International



COMPANY DESCRIPTION - Cleantech Solutions International, Inc. ("Cleantech Solutions" or "the Company") (NASDAQ: CLNT) is a specialty engineering company based in Wuxi City, Jiangsu Province, China. The Company's 1.1M sq. ft. manufacturing site accommodates forging, fabrication, machining, assembly and finishing workshops to meet the manufacturing needs of an increasingly environmentally-driven, clean technology focused customer base. The Company has had particular success designing and manufacturing a line of proprietary high and low temperature dyeing and finishing machinery that enables textile industry operators to meet the latest environmental standards. Cleantech Solutions is committed to achieving long-term growth through ongoing technological improvement, capacity expansion, and the development of a strong customer base.

KEY INVESTMENT HIGHLIGHTS

World Class Provider of Precision Forged and Fabricated Solutions - Cleantech Solutions has over fifteen years of operational, engineering and technical experience in delivering superior quality and high performance forged products, precision components and assemblies, and specialist machinery. Its 1.1M sq. ft. facility in a prime location in Jiangsu province near major transportation routes means shipping cost savings and good response times to a large potential customer base. The facility houses a state-of-the-art forging plant with an annual 50,000 ton capacity and features a 4,500-ton press and a ring-rolling mill, employing its advanced axial close-die forging technology. There are workshops dedicated for fabrication, welding, machining and assembly of high strength materials.

Melting, forging, heat-treating and machining capabilities allow for the manufacturing of a wide range of custom-forged products including multi-diameter shafts, gear blanks, mandrel-forged rings and specialized shapes, in carbon and specialized alloys weighing from a few hundred pounds to over 25,000 pounds. The Company is also a major manufacturer of shafts and forged rolled rings for gear rims, flanges and other applications for use in wind power generation and other industries, stainless steel pressure vessel/chambers used in the manufacturing of multi-crystalline solar wafers and other fabricated and machined components, assemblies and equipment requiring high precision manufacturing.

Large and Growing Addressable Markets - Cleantech Solutions has had success in a number of sectors in which China's environmental imperatives are driving a need for new special components and equipment. In particular, the textile industry and wind energy sector have provided major markets for the Company. Cleantech Solutions' forged rolled rings and related components offer growth potential especially because the PRC government has announced its desire to increase wind power as an energy source. As one of the world's leading textile producers, China generates significant demand for dyeing and finishing equipment. This demand has been accelerated by the need to upgrade equipment to meet increasingly stringent environmental policies.

Profitable and Financially Stable Business - Cleantech Solutions generated $55.4 million of revenues in the first nine months of 2014, up 12.4% from the prior year. Operating and net margins were 18% and 13.2% respectively. At September 30, 2014, the Company had $3.5 million of outstanding loans against $100 million net worth.

Valuation - CLNT is currently trading at a price to earnings multiple of 1.58x trailing twelve month earnings and a price to book ratio of 0.20x.

Revenue ($ in million)


79.5
55.6
57.2
72.1
49.3
55.4
2010
2011
2012
2013
9M 2013
9M 2014

Net Income ($ in million)


11.1
5.8
4.2
8.2
6.1
7.3
2010
2011
2012
2013
9M 2013
9M 2014

EBITDA ($ in million)


18.8
13.7
15.3
20.9
13.6
16.4
2010
2011
2012
2013
9M 2013
9M 2014

SELECTED FINANCIAL STATEMENTS

SUMMARY INCOME STATEMENT (in USD)	For the Fiscal Year Ended December 31,		For the Nine Months Ended September 30,	
	2013	2012	2014	2013
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Revenues	72,112,662	57,199,221	55,409,844	49,312,341
Gross Profit	17,666,338	13,136,585	13,033,908	11,739,810
Gross Margin	24.5%	23.0%	23.5%	23.8%
Income from Operations	11,393,000	6,343,706	9,979,376	8,603,195
Operating Margin	15.8%	11.1%	18.0%	17.4%
Net Income	8,185,577	4,198,580	7,314,003	6,075,889
Net Income per diluted share	$2.55	1.58	1.99	1.95
Weighted average diluted shares outstanding	3,210,791	2,649,043	3,666,543	3,112,148

SUMMARY BALANCE SHEET (in USD)	September 30, 2014	December 31, 2013
	(Unaudited)	(Audited)
ASSETS		
Cash and cash equivalents	1,707,306	1,114,873
Accounts receivable, net	14,399,885	15,234,863
Inventories, net	7,655,946	4,733,558
Total Current Assets	25,653,002	23,986,124
Total Assets	**110,266,152**	**104,340,735**
LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES:		
Total Current Liabilities	10,135,204	12,863,869
Total Stockholders' Equity	100,130,948	91,476,866
Total Liabilities and Stockholders' Equity	**110,266,152**	**104,340,735**

Company Contact

Cleantech Solutions International
Mr. Adam Wasserman, CFO
Email: adamw@cleantechsolutionsinternational.com
Web: www.cleantechsolutionsinternational.com

Legal Counsel

Ellenoff Grossman & Schole LLP

Investor Relations Contact

Compass Investor Relations
Elaine Ketchmere, Partner
Email: eketchmere@compass-ir.com

Auditor

RBSM LLP





Business Risks and Forward-Looking Statements

This factsheet contains certain "forward-looking statements" relating to the business of the Company and its subsidiary and affiliated companies. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions. Such forward looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this factsheet. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are fi led with the Securities and Exchange Commission and available on its website, including factors described in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-K for the year ended December 31, 2013 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-Q for the quarter ended September 30, 2014. All forward-looking statements attributable to the Company or to persons acting on its behalf are expressly qualified in their entirety by these factors other than as required under the securities laws. The Company does not assume a duty to update these forward-looking statements

APPENDIX: RECONCILATION OF NON-GAAP MEASURES

EBITDA (in USD)	For the Fiscal Year Ended December 31,		For the Nine Months Ended September 30,	
	2013	2012	2014	2013
NET INCOME TO EBITDA				
Net Income	8,185,577	4,198,580	7,314,003	6,075,889
Income Tax	2,999,795	1,701,602	2,604,100	2,326,239
Interest Expense	300,381	305,659	178,313	244,291
Warrant Modification Expenses	-	235,133		
Impairment Loss	2,573,256	2,206,253		
Depreciation and Amortization	6,799,877	6,612,931	6,317,864	4,954,160
EBITDA	20,858,886	15,260,158	16,414,280	13,600,579

Use of Non-GAAP Financial Measures

The Company has included in this press release certain non-GAAP financial measures. The Company believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the performance of the Company and when planning and forecasting future periods. Readers are cautioned not to view non-GAAP financial measures on a stand-alone basis or as a substitute for GAAP measures, or as being comparable to results reported or forecasted by other companies, and should refer to the reconciliation of GAAP measures with non-GAAP measures also included herein.




